SunAmerica Series Trust

    Supplement to the Prospectus dated March 30, 1999



    The following supplements the information with respect to the Asset Allocation Portfolio under the "PORTFOLIO
    MANAGEMENT" section on page 55 of the Prospectus:

    Paul D. Farrell no longer serves as a portfolio manager for the Asset Allocation Portfolio and the information pertaining to him is hereby deleted from page 55 of the Prospectus. Eileen Rominger is a new portfolio manager for the Asset Allocation Portfolio. Ms. Rominger is a managing director of GSAM and has been a senior portfolio manager since joining the firm in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.




              Dated:    November 10, 1999